                                                                   Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in Mohawk Industries, Inc. Form 8-K, dated March 20, 2002, of our report dated February 22, 2002 on the Dal-Tile International, Inc. and subsidiaries consolidated financial statements as of December 28, 2001 and for each of the three years then ended.


                                               /s/ Ernst & Young LLP

Dallas, Texas
March 20, 2002